UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 10, 2005

Golden Cycle Gold Corporation

(Exact name of Registrant as specified in its charter)

Colorado	0-11226	84-0630963
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1515 South Tejon, Suite 201		80906
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 719-471-9013

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                AMENDMENT TO ARTICLES OF INCORPORATION

On May 11, 2006, pursuant to a court order issued by the District Court for the County of El Paso, Colorado, in accordance with C.R.S. § 7-90-313, the Company filed an amendment to its articles of incorporation to increase its authorized capital to 100,000,000 shares, effective June 15, 2004. The court order and the text of the articles of amendment are attached as Exhibit 3.1

Item 9.01               FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.

3.1 – Text of amendment to the articles of incorporation, order of the District Court for the County of El Paso, Colorado.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN CYCLE GOLD CORPORATION

Date: May 12, 2006

	By:	/s/ R.Herbert Hampton
R. Herbert Hampton
President & CEO